Exhibit 99.1
PowerSecure Purchases Headquarters Building
Wake Forest, NC – January 22, 2008 – PowerSecure International, Inc. (Nasdaq: POWR) today announced it has purchased its corporate headquarters building in Wake Forest, North Carolina. The investment represents a major highlight in the company’s history, and further establishes the Company’s infrastructure for its continuing growth and success.
The Company purchased its headquarters building for $3.3 million, financed in part by a new $2.6 million, seven-year term loan. The new term loan is the Company’s only outstanding debt, and the Company has a positive cash position exceeding $20 million. The new term loan is in addition to the Company’s existing $25 million revolving credit facility, which remains undrawn.
Sidney Hinton, CEO of PowerSecure said, “We are extremely proud to purchase our headquarters building. Our strong financial position provides us with the opportunity to take this terrific step, and further solidifies Wake Forest as our corporate headquarters. Our ability to make this investment is a testament to the hard work and dedication of our wonderful people, and demonstrates the strong long-term outlook we have for our business.”
PowerSecure International, Inc. is a leading provider of energy management and conservation solutions to utilities and their commercial, institutional, and industrial customers. PowerSecure partners with utilities to design and install Interactive Distributed Generation® systems and services that manage load curtailment and peak demand conditions, enhance system reliability and provide customers with emergency power during outages. PowerSecure also provides utilities with regulatory consulting, energy system engineering and construction, and energy conservation services. Additional information is available at www.powersecure.com.
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the anticipated benefits and positive outlook discussed in this press release; the outlook for growing the Company through innovative energy management and conservation; business operations and prospects for the Company and its subsidiaries; the opportunities believed to be inherent in the relationships with investor-owned utilities; the ability of the Company to perform the new contracts and the customers not deferring or withdrawing those orders; the outlook for future gains in the Company’s revenues due to its business initiatives; and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, those risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
Contact
Chris Hutter
Chief Financial Officer
PowerSecure International, Inc.
(919) 453-1760
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